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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 20, 2001


                          CAROLINA BANK HOLDINGS, INC.

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             (Exact name of Registrant as specified in its charter)




    North Carolina                  000-31877                 56-2215437

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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
      of incorporation)                             number)



                    2604 Lawndale Drive, North Carolina 27408

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                    (Address of principal executive offices)


Registrant's telephone number, including area code (336) 288-1898


                                 Not Applicable

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                 (Former address of principal executive offices)



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Item 5.  Other Events and Regulation FD Disclosure
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On September 19, 2001, the Board of Directors declared a 10% stock dividend payable October 22, 2001 to shareholders of record on October 1, 2001.

The Board of Directors also reported results for its wholly owned subsidiary Carolina Bank for the eight months ended August 30, 2001. Carolina Bank achieved loan growth of 18.3%, deposit growth of 13.8%, and total asset growth of 19.2%.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c) Exhibits.

         99    Press Release dated September 20, 2001

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CAROLINA BANK HOLDINGS, INC.



                                      By:  /s/ Robert T. Braswell
                                           ----------------------
                                           Robert T. Braswell
                                           President and Chief Executive Office

Dated:  September 26, 2001

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                                  EXHIBIT INDEX
                                  -------------


    Exhibit                       Description                         Page
                                  -----------
    Number                        of Exhibit                         Number
    ------                        ----------                         ------

      99            Press Release dated September 20, 2001             5

                                        4